IN THE CIRCUIT COURT IN AND FOR THE 17TH JUDICIAL CIRCUIT, BROWARD COUNTY, FLORIDA

CASE NO. 04-10299 CACE 09

ACCERIS COMMUNICATIONS, INC., f/k/a I-Link, Incorporated,

Plaintiff,

v.

MILLIE ROSE BABAKITIS, JAMES ROBERT BUECHLER, JEAN ROCHELLE BUECHLER, JENNIFER ROSE BUECHLER, PAULA MARIE DANIELI, ANANT B. GOEL, RAM K. GOEL, JAMES G. HANZLIK, LESLIE B. HANZLIK, MARK HANZLIK, WILLIAM J. LAUTH, ROSEMARY S. LAUTH, MARK S. MCLURE, WILLIAM H. MCLURE, THELMA J. MCLURE, WILLIAM H. MCLURE, II, MCLURE INSURANCE AGENCY INC., CECIL C. MURDOCK, JR., JAMES E. ORAZIETTI, RANDY LEE OSTROM, JANICE F. ROMINE, LARRY ROMINE, LARRY ROMINE, III, BARBARA T. SAMUEL, PETER SAMUEL, DAVID H. SCOTT, MARY BETH SCOTT, ROGER F. TEAL, REGINAL F. WIGHT, CORINNE M. WIGHT, PROFESSIONAL HAIR DEVELOPMENT d/b/a Transitions, a/k/a Professional Hair Development of Louisville, Inc., and JOSEPH J. ARCADE,

Defendants.

_______________________________________/

A TRUE COPY
MAR 12 2009
HOWARD C. FORMAN
CLERK OF CIRCUIT COURT
BROWARD COUNTY, FL

STIPULATION OF DISMISSAL WITH PREJUDICE AS TO CERTAIN PARTIES

IT IS HEREBY STIPULATED AND AGREED, by and between Plaintiff ACCERIS COMMUNICATIONS, INC., (f/k/a I-Link, Incorporated, n/k/a C2 Global Technologies Inc.)("Acceris"), through its attorneys,

Weissman, Dervishi, Borgo & Nordlund, P.A., and four of the Defendants, Anant B. Goel, Ram K. Goel, Barbara T. Samuel and Peter Samuel (said four defendants being referred to herein collectively as the "Stipulating Defendants"), through their attorneys, Carlton Fields, P.A. (Acceris and the Stipulating Defendants being hereafter collectively referred to as the "Stipulating Parties"):

1. The above-entitled action, and all claims and defenses which were or could have been raised by the pleadings of Acceris against the Stipulating Defendants and of the Stipulating Defendants against Acceris are dismissed with prejudice and without costs or attorney's fees to any of the Stipulating Parties.

2. The Stipulating Parties hereby agree that the Stipulating Defendants hereby decline to exercise appraisal rights and withdraw from the appraisal process pursuant to Florida Statues Section 607.1323.

3. Nothing in this Stipulation for Dismissal with Prejudice as to Certain Parties shall be deemed to dispose of, or otherwise have any adjudicative effect upon, any of the claims and defenses as between Acceris and the following remaining Defendants:

Joseph J. Arcade,

Cecil C. Murdock, Jr., and

Roger F. Teal,

which claims and defenses are unaffected by this Stipulation and remain pending for adjudication.

Respectfully submitted,

WEISSMAN, DERVISHI, BORGO & NORDLUND, P.A.

By: _______________
Jeffrey M. Weissman
Florida Bar No. 241520
Emerald Lake Corporate Park
3109 Stirling Road, Suite 101
Fort Lauderdale, FL 33312-6558
(954) 981-7400 (Telephone)
(954) 989-8068 (FAX)
Attorneys for Plaintiff Acceris Communications, Inc., (f/k/a I-Link, Incorporated, n/k/a C2 Global Technologies Inc.)

and

CARLTON FIELDS, P.A.

By: _______________
Robert B. Macaulay
Florida Bar No. 378445
100 S.E. 2nd Street, Suite 4000
Miami, FL 33131-2148
(305) 530-0050 (Telephone)
(305) 530-0055 (FAX)
Attorneys for Anant B. Goel, Ram K. Goel, Barbara T. Samuel and Peter Samuel

CERTIFICATE OF SERVICE

I HEREBY CERTIFY that a copy of the foregoing was served by mail on March 12, 2009 upon the following:

Daniel Doorakian, Esq.
Moyle, Flanigan, Katz, Breton, White & Krasker, P.A.
P.O. Box 3888
West Palm Beach, FL 33402-3888

Adorno & Yoss, P.A.
2601 S. Bayshore Drive, Suite 1600
Miami, FL 33133

William B. Grenner, Esq.
Aaron McKown, Esq.
Preston Gates & Ellis LLP
1900 Main Street
Suite 600
Irvine, CA 92614-7319

Roger F. Teal
2305 Kenilworth Avenue
Wilmette, IL 60091

Joseph J. Arcade
6419 N. 28th Street
Arlington, VA 22207-1113.

Jeffrey M. Weissman